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                                                               EXHIBIT 10.25(c)

                                 AMENDMENT NO. 2
                                       TO
                       PREFERRED STOCK PURCHASE AGREEMENT


                  This AMENDMENT NO. 2, dated as of June 7, 1999 (this "Amendment"), to that certain Preferred Stock Purchase Agreement dated as of December 23, 1998, is made and entered into between Aames Financial Corporation, a Delaware corporation (the "Company"), and Capital Z Financial Services Fund II, L.P., a Bermuda limited partnership ("Capital Z").

                                    RECITALS

                  WHEREAS, the parties hereto have entered into a Preferred Stock Purchase Agreement dated as of December 23, 1998 and Amendment No. 1 to Preferred Stock Purchase Agreement (as amended, the "Stock Purchase Agreement"); and

                  WHEREAS, such parties desire to amend the Stock Purchase Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                  Section 1.1. Definitions. Capitalized terms used herein that are defined in the Stock Purchase Agreement are used herein as so defined.

                                   ARTICLE II.

                                   AMENDMENTS

                  The Stock Purchase Agreement is hereby amended as follows:

                  (a) Section 4.12 is amended by replacing "June 30, 1999" with "September 30, 1999" in each place that it appears in the section.

                  (b) Section 5.1 is amended in its entirety by replacing such section with the following:

                  "Section 5.1. Conditions to Obligation of Purchaser. The obligation of the Purchaser to purchase the Senior Preferred Stock at the Initial Closing Date and at the Supplemental Closing Date shall be subject to the satisfaction or waiver of the following conditions (provided, that, with respect to the Supplemental Closing,

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         such obligation shall only be subject to the consummation of the
         Initial Closing and the consummation of the Recapitalization prior to September 30, 1999) on or before the applicable Closing Date:"



                                  ARTICLE III.

                            MISCELLANEOUS PROVISIONS

                  Section 3.1. Counterparts. For the convenience of the parties, any number of counterparts of this Amendment may be executed by any one or more of the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which together shall constitute one and the same instrument.

                  Section 3.2. Ratification. The Stock Purchase Agreement, as amended hereby, is hereby ratified and confirmed.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed to be effective as of the 7th day of June, 1999.

                                    AAMES FINANCIAL CORPORATION



                                    By:      /s/  David A. Sklar
                                       --------------------------------------
                                    Name:
                                    Title:

                                    SPECIALTY FINANCE PARTNERS
                                     By its General Partner
                                     CAPITAL Z FINANCIAL SERVICES FUND II, L.P.,
                                         By its General Partner
                                         CAPITAL Z PARTNERS, L.P.,
                                             By its General Partner

                                    CAPITAL Z PARTNERS, LTD.



                                     By:  /s/  Steven M. Gluckstern
                                       --------------------------------------
                                     Name:    Steven M. Gluckstern
                                     Title:   Chairman of the Board

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